UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
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EA Series Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)Title of each class of securities to which transaction applies:
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(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)Proposed maximum aggregate value of transaction:
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[ ]    Fee paid previously with preliminary materials.

[ ]    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LETTER FROM THE PRESIDENT

EA Series Trust
19 East Eagle Road
Havertown, Pennsylvania 19083

March [ ], 2025

Dear Shareholder:

The Board of Trustees of the CCM Global Equity ETF (the “Fund”), a series of EA Series Trust (the “Trust”), has scheduled a special meeting (the “Special Meeting”) of shareholders to be held on March 31, 2025, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Special Meeting is being held to seek shareholder approval of two proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement.

PROPOSAL 1:  To approve a new investment sub-advisory agreement among the Empowered Funds, LLC dba EA Advisers (the “Adviser”), Sequoia Financial Group, and the Trust, on behalf of the Fund (the “New Investment Sub-Advisory Agreement”). No fee increase will result from approving this proposal; and

PROPOSAL 2:    To approve the use of a “manager of managers” structure whereby the Adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval.

If you are a shareholder of record as of the close of business on February 19, 2025 (the “Record Date”), you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The attached Proxy Statement provides additional information about the Proposals and the voting process for shareholders. The Board asks that you read it carefully and vote FOR both Proposals. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

We appreciate your consideration of these important proposals. Thank you for investing in the Fund and for your continued support.

Sincerely,

Wesley R. Gray
President
EA Series Trust

EA SERIES TRUST

CCM GLOBAL EQUITY ETF
___________________________________________________________________________________________________
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 31, 2025
___________________________________________________________________________________________________

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of CCM Global Equity ETF, a series of EA Series Trust, will be held at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on March 31, 2025, at 10:00 a.m., Central time, to consider and vote on the following matters:

1.To approve an investment sub-advisory agreement with Sequoia Financial Group. No fee increase will result from approving this proposal;

2.To approve the use of a “manager of managers” structure whereby the Empowered Funds, LLC dba EA Advisers (the “Adviser”) would be able to hire and replace unaffiliated sub-advisers without shareholder approval.

3.To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.

The Board of Trustees recommends you vote FOR each Proposal identified in this Proxy Statement. Shareholders of record at the close of business on February 19, 2025 are entitled to notice of and to vote at this meeting or any adjournment thereof. A copy of the Proxy Statement is available to you at https://proxyvotinginfo.com/p/CCMG2025. Information on how to vote can be obtained by calling (888) 708-8143. Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

By order of the Board of Trustees,

Michael D. Barolsky
[Secretary]
March [ ], 2025

_____________________________________________________________________________________________
Please execute the enclosed proxy card and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. You may also vote your shares via the Internet or by Phone. Please see your proxy card for information on how to vote your shares via the Internet or telephone.

EA SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS OF
CCM GLOBAL EQUITY ETF

To Be Held on March 31, 2025
___________________________________________________________________________________________________

PROXY STATEMENT
___________________________________________________________________________________________________

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of EA Series Trust (“the Trust”), a Delaware statutory trust, of proxies for use at the special meeting of shareholders of CCM Global Equity ETF (the “Fund”) or at any adjournment thereof. The principal address of the Fund is 19 East Eagle Road, Havertown, Pennsylvania 19083. This proxy statement was first mailed to shareholders on or about March , 2025.
The purpose of the special meeting is to consider the following proposals:
1.To approve an investment sub-advisory agreement with Sequoia Financial Group (“Sequoia”). No fee increase will result from approving this proposal;
2.To approve the use of a “manager of managers” structure whereby the Fund’s investment adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval.
3.To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.
The Board has unanimously approved both proposals. However, shareholder approval is required to proceed with each of the proposals. The Board believes that the Proposals are in the best interests of Fund shareholders and recommends that you vote in favor of both Proposals.
A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.
The Fund has retained Sodali & Co. (“Sodali”) to solicit proxies for the Meeting. Sodali is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $23,300, and will be paid by Sequoia Financial Group, LLC (“Sequoia”).
In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile, or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:
TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT
Important information to help you understand and vote on the Proposal 1:
Questions and Answers
Question:     What is this document and why did you send it to me?
Answer:     You are receiving these proxy materials because on February 19, 2025 (the “Record Date”), you owned shares of the CCM Global Equity ETF (the “Fund”), a series of EA Series Trust (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment sub-advisory agreement among Empowered Funds, LLC dba EA Advisers (the “Adviser”), Sequoia Financial Group, LLC (“Sequoia” or the “Sub-Adviser”), and the Trust, on behalf of the Fund, to allow the Sub-Adviser to serve as the investment sub-adviser for the Fund following Sequoia’s purchase of the assets of the Fund’s current sub-adviser, CCM Investment Group, LLC (“CCM”) and its affiliates. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and the Proxy Card.
At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on March 7, 2025, the Board approved Sequoia as the investment sub-adviser to the Fund under a new investment sub-advisory agreement (the “New Investment Sub-Advisory Agreement”), subject to shareholder approval. You have a right to vote on Proposal 1 and are entitled to be present at and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on Proposal 1.
Question:     What am I being asked to vote on?
Answer:    You are being asked to vote to approve the New Investment Sub-Advisory Agreement between the Adviser, the Sub-Adviser, and the Trust, on behalf of the Fund. Proposal 1 relates to a change in the Fund's sub-adviser as a result of the pending acquisition by Sequoia of substantially all of CCM's assets. In January 2025, CCM entered into a definitive agreement with Sequoia, pursuant to which Sequoia will, subject to customary closing conditions, acquire substantially all of the assets of CCM and certain of its affiliates (the “Transaction”). The Transaction is expected to be completed on or about March 31, 2025 (the “Closing Date”). The Transaction is expected to constitute an assignment of CCM's sub-advisory agreement to Sequoia, which will trigger the automatic termination of the existing investment sub-advisory agreement between the Trust, on behalf of the Fund, CCM, and the Adviser dated September 15, 2023, and amended on July 18, 2024, (the “Existing Investment Sub-Advisory Agreement”). If the Fund’s shareholders approve the New Investment Sub-Advisory Agreement, Sequoia will serve as the Fund’s investment sub-adviser effective upon the close of the Transaction. There are no material differences between the Existing Investment Sub-Advisory Agreement and the proposed New Investment Sub-Advisory Agreement, other than their effective dates and the identity of the sub-adviser.
Question:     Who is Sequoia Financial Group?
Answer:    Sequoia Financial Group, whose principal office is located at 3500 Embassy Parkway, Akron, Ohio 44333, is a SEC-registered investment advisor that provides wealth planning, and investment management services to its clients. Sequoia was founded in 2000, registered with the SEC in 2002, and had approximately $22.6 billion in assets under management as of December 31, 2024.
Question:     What will happen if the Fund’s shareholders do not approve the New Investment Sub-Advisory Agreement?
Answer:    The Transaction is not contingent on shareholder approval of the New Investment Sub-Advisory Agreement. If the Fund’s shareholders do not approve the New Investment Sub-Advisory Agreement, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Investment Sub-Advisory Agreement or a different, newly proposed investment sub-advisory agreement. In addition, the Transaction does not impact the Fund’s investment advisory agreement with the Adviser. The Adviser will continue to serve the Fund regardless of shareholders’ decision as it relates to this Proposal.

Question:     Will my approval of this Proposal affect the management and operation of the Fund?
Answer:    No, approval of the New Investment Sub-Advisory Agreement is not expected to have any effect on the Fund’s investment policies, strategies, and risks. Both James Yaworski and Adam Hoffmann will continue to serve as Portfolio Managers to the Fund and continue to serve as the primary persons responsible for the day-to-day management of the Fund.
Question:    When and where will the Special Meeting be held?
Answer:    The Special Meeting will be held on March 31, 2025 at 10:00 a.m. Central time at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.
Question:    Will my approval of this Proposal affect the expenses of the Fund?
Answer:    No, approval of the New Investment Sub-Advisory Agreement by the Fund’s shareholders will not affect the fees or expenses payable by the Fund. Under the New Investment Sub-Advisory Agreement, the Sub-Adviser will continue to be compensated by the Adviser, and not by the Fund.
Question:    Are there any material differences between the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement?
Answer:    No. There are no material differences between the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement, other than the effective dates and the identity of the sub-adviser. Under the New Investment Sub-Advisory Agreement, the Sub-Adviser will continue to provide the same day-to-day portfolio management services to the Fund as CCM currently provides. The Sub-Adviser, like CCM, will continue to have discretionary responsibility to select the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions. As is the case with the Existing Investment Sub-Advisory Agreement, the Sub-Adviser will not be responsible for selecting broker-dealers or placing the Fund’s trades. Rather, the Sub-Adviser, like CCM, will continue to construct the overall portfolio and provide trading instructions to the Adviser, and, in turn, the Adviser will continue to be responsible for selecting broker-dealers and placing the Fund’s trades.
Question:    Has the Board approved the Proposal and how does the Board recommend that I vote?
Answer:    Yes. The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the 1940 Act, has unanimously approved the Proposal set forth herein and recommends that shareholders of the Fund also vote in favor of the Proposal.
Question:    Who is the proxy solicitor?
Answer:   Sodali & Co. (“Sodali”) is a third-party proxy vendor that the Fund has engaged (at Sequoia’s expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must be adjourned to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.
Question:    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?
Answer:    The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by Sequoia. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.
Question:    What vote is required?
Answer:    Approval of the New Investment Sub-Advisory Agreement with the Sub-Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
Question:    How do I vote my shares?
Answer:    Although you may attend the Special Meeting and vote in person, most shareholder are expected to vote their shares by completing and signing the enclosed Proxy Card and mailing the Proxy Card to Sodali, the Proxy Tabulator. Please mail your Proxy Card in the postage paid envelope that is provided.
In addition, you may vote through the internet by visiting https://proxyvotinginfo.com/p/CCMG2025 and following the online instructions.
If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the Proposal.
Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.
Question:    Whom should I call for additional information about this Proxy Statement or the Fund?
Answer:    If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call Sodali at (888) 708-8143.
Question:    How is a quorum for the Special Meeting established?
Answer:    One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum for each Proposal at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal.
Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.
YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.
Background
CCM Investment Group, LLC (“CCM”) currently serves as the investment sub-adviser to the Fund. In January 2025, CCM entered into a definitive agreement with Sequoia Financial Group, LLC (“Sequoia”), pursuant to which Sequoia will, subject to customary closing conditions, acquire substantially all of the assets of CCM and certain of its affiliates (the “Transaction”). The Transaction is expected to be completed on or about March 31, 2025 (the “Closing Date”), at which time the existing investment sub-advisory agreement with CCM will terminate and Sequoia, if approved by shareholders, will begin serving as the Fund’s sub-adviser (“Sequoia” or the “Sub-Adviser”).
The Board is recommending that shareholders approve the New Investment Sub-Advisory Agreement between the Adviser, Sequoia, and the Trust, on behalf of the Fund, which would become effective upon the closing of the Transaction. There are no material differences between the New Investment Sub-Advisory Agreement and the Fund’s existing investment sub-advisory agreement with CCM, dated as of September 15, 2023, and amended on July 18, 2024 (the “Existing Investment Sub-Advisory Agreement”), except for its effective date and the identity of the sub-adviser. A copy of the New Investment Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.
As described in this Proxy Statement, the New Investment Sub-Advisory Agreement is necessary because the Existing Investment Sub-Advisory Agreement will automatically terminate upon the closing of the Transaction, which is expected to occur on or about March 31, 2025.
The Transaction is not expected to affect the management of the Fund, as the Fund will continue to be managed by its investment team currently comprised of James Yaworski and Adam Hoffmann. The Sub-Adviser has represented to the

Board and the Adviser that there would be no diminution in the nature, extent, or quality of the services provided to the Fund in connection with the implementation of the New Investment Sub-Advisory Agreement.
At a meeting of the Board held on March 7, 2025, the Board, including a majority of Trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voted unanimously to approve the proposed New Investment Sub-Advisory Agreement. The Board also voted unanimously to recommend that shareholders approve the New Investment Sub-Advisory Agreement.
Accordingly, the Fund is seeking shareholder approval to retain Sequoia as its investment sub-adviser following the Transaction. The Transaction is not contingent on shareholder approval of the New Investment Sub-Advisory Agreement. If the Fund’s shareholders do not approve the Sub-Adviser as the investment sub-adviser for the Fund, then the Board will have to consider other alternatives for the Fund which may include further solicitation of the Fund’s shareholders to approve either the New Investment Sub-Advisory Agreement or a different, newly proposed investment sub-advisory agreement. The Fund’s Adviser will continue to provide investment advisory services to the Fund regardless of shareholders’ decision as it relates to this Proposal
Legal Requirements in Approving the New Investment Sub-Advisory Agreement
The form of the New Investment Sub-Advisory Agreement is attached hereto as Exhibit A. The terms of the New Investment Sub-Advisory Agreement are materially identical to the terms of the Existing Investment Sub-Advisory Agreement with respect to services provided by the Sub-Adviser. The Existing Investment Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, on September 15, 2023, and by the Fund’s initial shareholder on January 5, 2024.
The New Investment Sub-Advisory Agreement and the Existing Investment Sub-Advisory Agreement have identical fee structures. There are no material differences between the two agreements, other than the effective dates of the agreements and identity of the sub-adviser. The material terms of the New Investment Sub-Advisory Agreement and the Existing Investment Sub-Advisory Agreement are described below in the section titled “Summary of the New Investment Sub-Advisory Agreement and the Existing Investment Sub-Advisory Agreement.” The New Investment Sub-Advisory Agreement will take effect with respect to the Fund upon shareholder approval and closing of the Transaction which is expected to occur on or about March 31, 2025.
Information about the Adviser
The Adviser is a registered investment adviser with offices located at 19 East Eagle Road, Havertown, PA 19083. The Adviser was formed in 2013 and commenced operations as an SEC-registered investment adviser in 2014. It is a wholly owned subsidiary of Alpha Architect, LLC, which is an SEC-registered investment adviser. Alpha Architect is a wholly owned subsidiary of Empirical Finance, LLC, which is controlled by Wesley R. Gray, an interested trustee of the Trust. For the services it provides to the Fund, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, at an annual rate of 0.33% of the Fund’s average daily net assets.
The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of who’s address is the Adviser’s principal office location.

Name	Position/Principal Occupation
Wesley R. Gray	Chief Executive Officer and Executive Managing Member
Michael D. Barolsky	Chief Legal Officer
Jessica Leighty	Chief Compliance Officer
William Joshua Russell	Senior Portfolio Manager
Sean Hegarty	Chief Operations Officer
The Adviser has contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund to the extent necessary to offset acquired fund fees and expenses (“AFFE”) so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) do not exceed 0.33% of the Fund’s average daily net assets. The Fee Waiver Agreement will remain in place until March 31, 2026 unless terminated sooner by the Trustees. The Fee Waiver Agreement does not provide for the recoupment of any past fee waivers by the Adviser.
Information about Sequoia – the proposed sub-adviser
Sequoia is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. Sequoia’s principal office is located at 3500 Embassy Parkway, Akron, Ohio 44333. Sequoia provides wealth planning and investment management services to its clients. Sequoia was founded in 2000, registered with the SEC in 2002 and had approximately $22.6 billion in assets under management as of December 31, 2024. As a result of the Transaction and on the closing date, Sequoia will acquire substantially all of the assets of CCM, the Fund’s current sub-adviser. Following the closing date, Sequoia will maintain CCM’s investment approach, business focus, and high level of client service, while being better positioned to achieve additional scale.
The following table sets forth the name, position and principal occupation of each current director and principal officer of Sequoia, each of whom is located at Sequoia’s principal office location.

Name	Position/Principal Occupation
Thomas Haught	President and Chief Executive Officer
Paul Knotek	Executive Vice President
Kevin Tichnell	Executive Vice President and Chief Strategy & Acquisitions Officer
Albert Kantra	Executive Vice President and Head of Advisors and Business Development
Matthew Dunn	Chief Compliance Officer
Annelise McCauley	Executive Vice President and Chief Client Experience Officer
Trevor Chuna	Chief Technology Officer
Joseph Glick	Executive Vice President and Chief Operating Officer
Christopher Thom	Executive Vice President and Chief Strategy and Partnership Officer
Compensation Paid to CCM
Under the Existing Investment Sub-Advisory Agreement, the Adviser pays CCM a fee, which is calculated daily and paid monthly, at an annual rate of 0.17% based on the Fund’s average daily net assets. The management fee structure under the New Investment Sub-Advisory Agreement will be identical to the management fee structure under the Existing Investment Sub-Advisory Agreement. For the fiscal period January 17, 2024 (the Fund’s inception date) through November 30, 2024, the Adviser paid $1,321,792 in sub-advisory fees to CCM for its services provided to the Fund.
Sequoia, the proposed new sub-advisor to the Fund, has not received any compensation from the Adviser or the Fund.
Summary of the New Investment Sub-Advisory Agreement and the Existing Investment Sub-Advisory Agreement
A copy of the New Investment Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Investment Sub-Advisory Agreement have been included in this summary. The investment sub-advisory services to be provided by the Sub-Adviser and the fee structure under the New Investment Sub-Advisory Agreement are identical to the services currently provided by CCM and the fee structure under the Existing Investment Sub-Advisory Agreement.
Duration and Termination. The New Investment Sub-Advisory Agreement, like the Existing Investment Sub-Advisory Agreement, will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, the New Investment Sub-Advisory Agreement shall continue in effect thereafter for successive periods of twelve months so long as such continuation is specifically approved at least annually by the Board.
Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent

Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of the Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.
Sub-Advisory Services. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement require that the Sub-Adviser shall recommend to the Adviser, from time to time, what securities (and weightings) shall be purchased for the Fund, what securities (and weightings) shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and the Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A, and to the investment objectives, policies and restrictions of the Fund, as shall be from time to time in effect and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement require the Sub-Adviser to promptly inform the Adviser of each such recommendation for the Fund in writing pursuant to mutually agreed notification protocols. In turn, the parties understand and acknowledge that the Adviser will rely on such recommendations to make final investment determinations for the security purchases, holdings, and sales for the Fund’s investment portfolio. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that the Sub-Adviser’s authority with respect to the Fund is discretionary.
Management Fees. The Fund’s sub-advisory fee will not change as a result of the approval of the Proposal. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that for the Sub-Adviser’s services, the Sub-Adviser is paid a fee by the Adviser, as described above in “Compensation Paid to CCM.”
Brokerage Policies. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement state that the Sub-Adviser has no brokerage responsibilities or authority under the respective agreement, nor any authority to place or execute securities transactions on behalf of the Fund.
Payment of Expenses. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).
Other Provisions. Both the Existing Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.
Board Recommendation of Approval
[The Board believes that the terms and conditions of the New Investment Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon shareholder approval of the Proposal, the Sub-Adviser will provide at least the same level of services that CCM currently provides under the Existing Investment Sub-Advisory Agreement. The Board was presented with information demonstrating that the New Investment Sub-Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable. In addition, the Board received representations from the Sub-Adviser that the Fund’s current portfolio managers would continue to serve in such capacity following the Transaction.
In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by CCM compared to the quality of services expected to be provided to the Fund with the Sub-Adviser as the investment sub-adviser going forward; (2) the Fund’s performance; (3) the fact that there are no material differences between the terms of the New Investment Sub-Advisory Agreement and the terms of the Existing Investment Sub-Advisory Agreement; (4) the fact that the Sub-Adviser’s portfolio managers will continue to manage the Fund; (5) the fact that the fee structure under the New Investment Sub-Advisory Agreement will be identical to the fee structure under the Existing Investment Sub-Advisory Agreement; and (6) other factors deemed relevant.
The Board also evaluated the New Investment Sub-Advisory Agreement in light of information it had requested and received from the Sub-Adviser prior to the March February 7, 2025 Board meeting and the information they had received in connection with their initial approval of the Existing Investment Sub-Advisory Agreement. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Sub-Advisory Agreement and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.
[Nature, Extent and Quality of Services to be Provided by the Sub-Adviser. The Board reviewed the scope of services to be provided by the Sub-Adviser under the New Investment Sub-Advisory Agreement. In this regard, the Trustees reviewed Fund’s investment goal and investment strategy, and the Sub-Adviser’s ability to implement such investment goal and/or investment strategy, including, but not limited to, trading practices. With respect to sub-advisory services to be provided by the Sub-Adviser, the Board considered the Sub-Adviser’s ability to ensure compliance with the Fund’s strategies, policies, and limitations. The Trustees also considered the successful performance of the CCM portfolio managers, who will continue to manage the Fund after the Transaction Closing Date, in managing the Fund and compared such performance to comparable funds managed by other investment advisers (the “Peer Group”). In addition, the Trustees reviewed the management team at the Sub-Adviser that will be responsible for managing the Fund, including staffing, skills and compensation program, and considered various other portfolios advised by the Sub-Adviser and any potential conflicts. The Board also considered a report from the Trust’s Chief Compliance Officer regarding the Sub-Adviser’s compliance program as such relates to the operation of the Fund.
Based on its review, the Board determined that the Sub-Adviser is capable of providing all necessary Sub-Advisory services required by the Fund, as indicated by the Sub-Adviser’s management capabilities, the professional qualifications and experience of its portfolio management personnel, including the addition of the CCM portfolio managers in connection with the Transaction. The Board also considered other services to be provided to the Fund by the Sub-Adviser, where relevant, such as monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various policies and procedures and with applicable securities regulations.
Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by the Sub-Adviser.
Investment Performance. Because the Sub-Adviser has not yet managed any assets of the Fund, the Board concluded that the Fund’s current performance was not a relevant factor in its consideration of the New Investment Sub-Advisory Agreement. The Board, however, did consider the historic performance of the Fund based on the fact that the existing CCM portfolio managers would continue to manage the Fund after the Closing Date of the Transaction.
Costs and Benefits of Sub-Adviser’s Services to be Provided to the Fund. The Board noted that the Sub-Advisory fees paid to Sub-Adviser will be paid by the Adviser and would not be additional fees to be borne by Fund. The Board also noted that the Sub-Advisory fees were the product of arms-length negotiations between the Adviser and Sub-Adviser. In considering the Sub-Advisory fees to be paid by the Adviser to Sub-Adviser, the Board evaluated the compensation and benefits likely to be received by the Sub-Adviser from the Adviser relating to the services to be provided to the Fund. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the Sub-

Advisory fees to be paid to Sub-Adviser under the New Investment Sub-Advisory Agreement were reasonable in light of the nature and quality of the services expected to be rendered by the Sub-Adviser.
Economies of Scale. The Board also reviewed and considered the extent to which economies of scale would be realized by the Sub-Adviser as the assets of the Fund may grow in the future.
Overall Findings and Conclusions of the Board. Based on its deliberations and its evaluation of the information described above as it relates to the Fund, at the Meeting, the Board, including the Independent Trustees: (a) concluded that the terms of the New Investment Sub-Advisory Agreement with respect to the Fund are fair and reasonable; (b) concluded that the Sub-Adviser’s fees are reasonable in light of the nature and quality of the services expected to be rendered to the Fund by the Sub-Adviser; and (c) agreed to approve the New Investment Sub-Advisory Agreement. ]
Other Legal Requirements under the 1940 Act
Section 15(f) of the 1940 Act provides a safe harbor to an investment adviser of a registered investment company that, when a transaction occurs that results in the assignment of an investment advisory contract with a registered investment company, such as the proposed transfer of substantially all of the assets of CCM to Sequoia, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the transaction as long as two conditions are satisfied.
The first condition specifies that no “unfair burden” may be imposed on an investment company managed by the investment adviser as a result of the transaction, or any express or implied terms, conditions or understandings. As defined in Section 15(f)(2)(B) of the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which the transaction occurs whereby the investment adviser (or its predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Trust is not aware of any arrangement relating to the Transaction that might result in the imposition of an “unfair burden” on the Fund as a result of the Transaction. In addition, the Adviser has represented that, for a minimum of two years from the date of the Transaction, the Adviser will use commercially reasonable efforts, subject to compliance with its fiduciary duties, to ensure that no “unfair burden” will be imposed on the Fund as a result of the Transaction.
The second condition specifies that, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of trustees must be composed of Independent Trustees (i.e., not “interested persons” of the investment adviser to the registered investment company as that term is defined under the 1940 Act). The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.
Vote Required
The Transaction is not contingent on shareholder approval of the New Investment Sub-Advisory Agreement. Approval of the New Investment Sub-Advisory Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
If the Proposal is not approved by the Fund’s shareholders, the Board will consider alternatives for the Fund and take such action it deems necessary and in the best interest of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the New Investment Sub-Advisory Agreement or a different, newly proposed investment sub-advisory agreement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:
To approve the use of a “manager of managers” structure whereby the Fund’s Adviser would be able to hire and replace unaffiliated sub-advisers without shareholder approval.
Important information to help you understand and vote on the Proposal 2:
Questions and Answers
Question: What is the purpose of the Manager of Managers Structure?
Answer: Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s Adviser, subject to Board approval, to appoint and replace sub-advisers that are not affiliated with the Adviser, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use unaffiliated sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.
Question: How will the Manager of Managers Structure affect the Fund?
Answer: The use of the Manager of Managers Structure will not change the fees paid to the Adviser by the Fund or fees paid by the Fund’s shareholders.  If the proposal is approved for the Fund, and the Board and the Fund’s Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming the conditions of the Manager of Managers Order issued by the U.S. Securities and Exchange Commission are met.  Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.
The Fund’s Adviser does not currently intend to use the Manager of Managers Structure for the Fund because shareholders are being asked to approve a New Sub-Advisory Agreement in Proposal 1.  However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve a sub-adviser for the Fund on a going forward basis without the need of also obtaining shareholder approval.  The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this special shareholder meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.
Question: How will the Manager of Managers Structure operate?
Answer: Under the Manager of Managers Structure, the Adviser of the Fund will be permitted to appoint and replace unaffiliated sub-advisers for the Fund and to enter into and approve amendments to sub-advisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new sub-adviser and any new or amended sub-advisory agreement.
Under the Manager of Managers Structure, the Fund’s Adviser has overall responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s Adviser, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among one or more sub-advisers; (d) monitor and evaluate the performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objective, policies and restrictions.
If the Fund’s Adviser, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new sub-adviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s Adviser to allocate and reallocate the

Fund’s assets among itself and one or more sub-advisers; and (3) permit the Board to approve material changes to a sub-advisory agreement.
Question: How does this Proposal affect my right to vote on sub-advisory agreements?
Answer: If this Proposal is approved for the Fund, and the Board and Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming that the conditions of the Order are met. Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.
Question: Why did the Board approve the Manager of Managers Structure?
Answer: The Board, including a majority of the Independent Trustees, approved the Manager of Managers Structure and is recommending that shareholders approve the Manager of Managers Structure at the Meeting in order to avoid additional meeting and proxy solicitation costs in the future, in the event that the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, determines that it is in the best interests of the Fund to appoint a new or additional sub-advisers.
Question: What is the required vote on Proposal 2?
Answer: For this Proposal, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative vote of the holders of the "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
If this Proposal is not approved by the Fund’s shareholders, then the Fund’s Adviser generally would only be able to enter into new or amended sub-advisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.
Question: How is a quorum for the Special Meeting established?
Answer: One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal.
Background
Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s Adviser, subject to Board approval, to appoint and replace sub-advisers that are not affiliated with the Adviser, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use unaffiliated sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.
The provisions of the 1940 Act that apply to the Fund require that investment advisory agreements between funds and their investment advisers (including sub-advisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to the Trust and the Adviser that permits the Adviser, and any affiliates and any existing or future registered open-end investment company or series advised by the Adviser or the affiliates to hire certain new unaffiliated sub-advisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the Independent Trustees, and certain other conditions. The Order would allow the Fund’s Adviser to hire, without shareholder approval, new sub-advisers that are not affiliated with the Adviser. Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by shareholders as described herein.
The use of the Manager of Managers Structure will not change the fees paid to the investment adviser by the Fund or fees paid by the Fund’s shareholders.  If the proposal is approved for the Fund, and the Board and the Fund’s Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming the conditions of the Order are met.  Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint unaffiliated sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.
The Fund’s Adviser does not currently intend to use the Manager of Managers Structure for the Fund because shareholders are being asked to approve a new sub-adviser for the Fund as described in Proposal 1 above.  However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve future sub-advisers for the Fund.  The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this Special Meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.
Vote Required
Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

Outstanding Shares and Voting Requirements
The Board of Trustees has fixed the close of business on February 19, 2025 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the Record Date, there were 34,050,000 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.
The vote of a majority of the outstanding shares of the Fund is required for approval of each Proposal. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than one-third of the Fund’s outstanding shares is necessary to constitute a quorum at the meeting. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.
If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the Fund for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the Proposal.
Broker-dealer firms holding shares of the Fund in "street name" for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. For purposes of determining the presence of a quorum, the proxy tabulator will include the total number of shares present at the Meeting in person or by proxy, including shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have the same effect as a vote against the proposal.
The Trustees of the Fund intend to vote all of their shares in favor of each proposal described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund’s outstanding shares on the Record Date.
Additional Information
Any Purchases or Sales of Securities of the Adviser or its Affiliates. Since the beginning of the most recently completed fiscal year, no Independent Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies, or the Sub-Adviser or any of its affiliated companies.
Brokerage Transactions. The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.
Distribution of Shares. Quasar Distributors, LLC (the “Distributor”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor for the Fund.
Administration and Other Services. The Fund has entered into agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the provision of administration, fund accounting and transfer agent and shareholder services to the Fund.
Custodian. U.S. Bank, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, is the Custodian of the Fund’s investments.
Annual Report and Proxy Statement. The Fund will furnish, without charge, a copy of its most recent annual report upon request. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. To request the annual report, please call (215) 330-4476, or write the Fund at 19 East Eagle Road, Havertown, PA 19083. The Fund’s Annual Report is available for download at https://ccm-etf.com/ and Proxy Statement is available for download at https://proxyvotinginfo.com/p/CCMG2025.
Share Ownership
To the knowledge of the Trust’s management, as of the close of business on Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on Record Date, persons owning of record more than 5% of the outstanding shares of the Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the Fund’s shareholders.

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105	55.19%	Record

SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	30.71%	Record
National Financial Services, LLC 245 Summer St Boston, MA 02210	5.12%	Record
Altruist Financial LLC 3030 S LA Cienega Blvd Culver City, CA 90232	5.11%	Record
Other Matters
The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.
The Trust has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Michael D. Barolsky, Secretary of EA Series Trust, 19 East Eagle Road, Havertown, Pennsylvania 19083.
Householding
If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (888) 708-8143. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial intermediary (e.g., broker).
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
This Proxy Statement is available on the internet at https://proxyvotinginfo.com/p/CCMG2025. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail (CCM Global Equity ETF, c/o EA Series Trust at 19 East Eagle Road, Havertown, Pennsylvania 19083) or by telephone at (888) 708-8143. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.
By Order of the Board of Trustees,

Michael D. Barolsky Secretary
Date:    March __, 2025
Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote your shares via the Internet or by telephone. Please see your proxy card for information on how to vote your shares via the internet or telephone.

EXHIBIT A
EA SERIES TRUST
INVESTMENT SUB-ADVISORY AGREEMENT
among
Empowered Funds, LLC, Sequoia Financial Group, and EA Series Trust
This INVESTMENT SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this [______] day of March, 2025] by and between Empowered Funds, LLC, a Pennsylvania limited liability company with its principal place of business at 19 E. Eagle Road, Havertown, PA 19083 doing business as ETF Architect (the “Adviser”), EA Series Trust (the “Trust”), and Sequoia Financial Group, an Ohio limited liability company with its principal place of business located at 3500 Embassy Parkway, Akron, Ohio 44333 (the “Sub-Adviser”).
BACKGROUND:
1.The Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”).
2.The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
3.The Adviser has entered into an Investment Advisory Agreement dated [March __, 2025,] as amended with respect to the Trust series identified on Schedule A to this Agreement (each, a “Fund,” and together, the “Funds”) as such Schedule may be amended from time to time upon mutual agreement of the parties.
4.The Sub-Adviser is registered as an investment adviser under the Advisers Act and is engaged in the business of supplying investment advice as an independent contractor.
5.The Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible.
6.The Sub-Adviser is willing to furnish the services described herein to the Adviser and each Fund.
7.This Background section and Schedule A are hereby incorporated into, and made a part of, this Agreement.
TERMS:
NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, and each of the parties hereto intending to be legally bound, it is agreed as follows:
1.Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for each Fund, subject to the supervision and oversight of the Adviser and the Board of Trustees of the Trust (the “Board”), and in accordance with the terms and conditions of this Agreement. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.Sub-Advisory Services. The Sub-Adviser shall recommend to the Adviser, from time to time, what securities (and weightings) shall be purchased for the Funds, what securities (and weightings) shall be held or sold by the Funds and what portion of the Funds’ assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and each Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and to the investment objectives, policies and restrictions of each Fund, as shall be from time to time in effect and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser (the “Investment Policies”). The Sub-Adviser shall be responsible for promptly informing the Adviser of each such recommendation for each Fund in writing pursuant to mutually agreed notification protocols. In turn, the parties understand and acknowledge that the Adviser will rely on such recommendations to make final investment determinations for the security purchases, holdings, and sales for each Fund’s investment portfolio. The Sub-Adviser’s authority with respect to the Funds is discretionary. Nothing in this Agreement shall in any way limit the right of the Board or the Adviser to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of the Trust and each Fund. The Sub-Adviser acknowledges that the Board retains ultimate authority over each Fund and may take any and all actions necessary and reasonable to protect the interests of Fund shareholders.
3.Representations of the Sub-Adviser. The Sub-Adviser represents, warrants, and covenants to the Adviser and the Trust as follows:
3.1.The Sub-Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;
3.2.The Sub-Adviser is registered as an investment adviser under the Advisers Act and has provided its current Form ADV, including, to the extent applicable, the firm brochure and applicable brochure supplements to the Adviser;
3.3.The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Adviser and the Trust (i) of any material changes in its insurance policies or insurance coverage or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall upon reasonable request provide the Adviser and the Trust with any information it may reasonably require concerning the amount of or scope of such insurance;
3.4.None of the Sub-Adviser, its affiliates, or any officer, director or employee of the Sub-Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Sub-Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Sub-Adviser will promptly notify the Adviser and the Trust upon the Sub-Adviser’s discovery of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

3.5.The Sub-Adviser has adopted, implemented and will maintain written policies and procedures, as required by Rule 206(4)‑7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents;
3.6.The Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 3.6, along with the policies and procedures referred to in Section 3.5, are referred to herein as the Sub-Adviser’s “Compliance Program”);
3.7.Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser and the Trust with access to the records relating to the Compliance Program as they relate to the Funds. The Sub-Adviser will also provide, at the reasonable request of the Adviser or the Trust, periodic certifications, in a form reasonably acceptable to the Adviser or the Trust, attesting to such written policies and procedures;
3.8.The Sub-Adviser shall implement and maintain a business continuity plan and policies and procedures reasonably designed to prevent, detect and respond to cybersecurity threats and to implement such internal controls and other safeguards as the Sub-Adviser reasonably believes are necessary to protect each Fund’s confidential information and the nonpublic personal information of Fund shareholders. The Sub-Adviser shall promptly notify the Adviser and the Trust of any material violations or breaches of such policies and procedures;
3.9.The Sub-Adviser will not engage in any futures transactions, options on futures transactions or transactions in other commodity interests on behalf of a Fund prior to the Sub-Adviser becoming registered or filing a notice of exemption on behalf of the Fund with the National Futures Association; and
3.10.Upon the Adviser’s request, the Sub-Adviser agrees to provide reasonable assistance with the liquidity classifications required under each Fund’s liquidity risk management program when implemented in accordance with Rule 22e‑4 under the 1940 Act.
3.11.The Sub-Adviser will notify the Adviser and the Trust of any assignment (as defined in the 1940 Act) of this Agreement or change of control of the Sub-Adviser, as applicable, in each case prior to or promptly after, such change. Notwithstanding any other provision hereunder, the Sub-Adviser hereby agrees to bear any and all expenses of the Trust, including but not limited to any costs and expenses (including reasonable attorneys’ fees) related to any regulatory filings, shareholder notifications and solicitation of shareholder approval, if any, arising out of or related to any such assignment or change of control of the Sub-Adviser.
4.Representations of the Adviser. The Adviser represents, warrants, and covenants to the Sub-Adviser as follows:
4.1.The Adviser has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;
4.2.The Adviser is registered as an investment adviser under the Advisers Act. None of the Adviser, its affiliates, or any officer, manager, partner or employee of the Adviser or its affiliates is subject to any event set forth in Section 9 of the 1940 Act that would disqualify the Adviser from acting as an investment adviser to an investment company under the 1940 Act. The Adviser will promptly notify the Sub-Adviser upon the Adviser’s discovery of an occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended, the Commodity Exchange Act and the rules and regulations thereunder, as applicable, as well all other applicable federal and state laws, rules, regulations and case law that relate to the Adviser’s services described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing;
4.3.The Adviser has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser, subject to approval and oversight of the Board;
4.4.The Adviser further represents and warrants that it has received a copy of the Sub-Adviser’s current Form ADV;
4.5.The Adviser has provided the Sub-Adviser with each Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement and the Investment Policies, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents;
4.6.The Adviser or its delegate will provide timely information to the Sub-Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in, the Fund; and
4.7.The Adviser or its delegate will timely provide the Sub-Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Adviser to perform its responsibilities hereunder.
5.Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Advisers Act, the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser and to maintain all licenses and registrations necessary to perform its duties hereunder in good order. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Funds, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting each Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause each Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company if the Fund has elected to be treated as a regulated investment company under the Code. The Sub-Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board or the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.

6.Proxy Voting. The Sub-Adviser will have no proxy voting responsibilities or authority under this Agreement.
7.Brokerage. The Sub-Adviser will have no brokerage responsibilities or authority under this Agreement, nor any authority to place or execute securities transactions on behalf of any of the Funds.
8.Records/Reports.
a.Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Funds, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Board or the Trust’s chief compliance officer (the “Chief Compliance Officer” or “CCO”) the information required to be supplied under this Agreement.
b.The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to Fund assets advised by the Sub-Adviser required by Rule 31a-1 under the 1940 Act (other than those records being maintained by any administrator, sub-administrator, custodian or transfer agent appointed by the Funds) relating to its responsibilities provided hereunder with respect to the Funds, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Funds’ Books and Records”). The Funds’ Books and Records shall be available to the Adviser, the Board and the Chief Compliance Officer at any time upon request, shall be delivered to the Adviser upon the termination of this Agreement and shall be available without delay during any day the Adviser is open for business.
c.Holdings Information and Pricing. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser reasonably believes that the value of any security held by a Fund may not reflect its fair value. The Sub-Adviser agrees to provide any pricing information of which the Sub-Adviser is aware to the Trust, the Board, the Adviser and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating each Fund’s net asset value in accordance with procedures and methods established by the Board.
d.Cooperation with Agents of the Trust. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Trust, the Chief Compliance Officer, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, such information with respect to the Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.
e.Information and Reporting. The Sub-Adviser shall provide the Adviser and the Trust, and its respective officers, with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Board or the Adviser may from time to time reasonably request.
f.Notification of Breach/Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of any material failure with respect to its determinations provided to the Adviser in connection with the management of any Fund in accordance with its investment objectives and policies or any applicable law. The Sub-Adviser agrees to correct any such failure promptly, work with the Adviser and the Board to enable them to correct any such failure promptly, and otherwise to take any action that the Adviser or the Board may reasonably request in connection with any such breach. Upon request, the Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and the Trust’s disclosure controls adopted pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations adopted thereunder, and agrees to inform the Trust of any material development related to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust or the Adviser (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) an actual change in control of the Sub-Adviser resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.
Without limiting the foregoing, the Sub-Adviser shall promptly provide to the Trust’s CCO the following:
(i)      a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;
(ii)     on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;
(iii)    a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and
(iv)   an annual (or more frequently as the CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 3 of this Agreement.
The Sub-Adviser shall also provide the CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance related due diligence meetings with personnel of the Sub-Adviser.
g.Board and Filings Information. The Sub-Adviser will also provide the Adviser and the Board with any information reasonably requested regarding the management of the Funds required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Trust with the SEC. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on reasonable notice to review its investment management services to the Funds in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be requested by the Board under Section 15(c) of the 1940 Act in order for the Board to evaluate this Agreement or any proposed amendments thereto.

h.Transaction Information. The Sub-Adviser shall furnish to the Adviser, the Board or a designee such information concerning recommended portfolio transactions as may be necessary to enable the Adviser, the Board or a designated agent to perform such compliance testing on the Funds and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser to the Adviser, the Board or a designated agent in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.
9.Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and Trust. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser’s Code of Ethics) comply in all material respects with the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Adviser and the Trust with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Adviser and Trust. The Sub-Adviser shall respond to requests for information from the Adviser and the Trust as to violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code of Ethics, whether or not such violation relates to a security held by any Fund.
10.Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of a Fund.
11.Compensation.
a.Sub-Advisory Fee. During the term of this Agreement, the Sub-Adviser shall bear its own costs of providing services under this Agreement. The Adviser agrees to pay to the Sub-Adviser or its designated paying agent, an annual sub-advisory fee equal to the amount of the daily average net assets of each Fund shown on Schedule A attached hereto, payable on a monthly basis.
b.The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement with respect to a Fund and shall be prorated as set forth below. If this Agreement is terminated with respect to a Fund prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which the Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 30 days after the date of termination.
c.The Sub-Adviser shall look exclusively to the Adviser for payment of the sub-advisory fee.
12.Non-Exclusivity. The services to be rendered by the Sub-Adviser under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby. Without limiting the foregoing, the Sub-Adviser, its members, employees and agents may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm, entity or individual, and may render underwriting services to the Trust on behalf of a Fund or to any other investment company, corporation, association, firm, entity or individual.

13.Liability and Standard of Care.
a.The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived. In addition, the Sub-Adviser will be liable for Losses (defined below) caused by the Sub-Adviser’s provision of a securities purchase, hold or sale recommendation to the Adviser, but for which the Sub-Adviser failed to: (i) correctly identify one or more securities and/or financial instruments for purchase, sale, shorting, or closing out a short (e.g., wrong CUSIP number); (ii) provide the correct amount or percentage of the Fund’s investment portfolio for a particular security or financial instrument; (iii) accurately identify the type of transaction (e.g., buy, rather than short); or (iv) provide a particular recommendation to the Adviser in a timely manner (collectively, “Update Failures”).
b.The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement; or (iii) Update Failures (collectively, “Sub-Adviser Disabling Conduct”).
c.Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.
d.The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.
e.For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.
f.The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement (collectively, “Adviser Disabling Conduct”).
g.Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, any Sub-Adviser Indemnified Parties for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by or on behalf of the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon  acts or omissions of the Sub-Adviser which result from or are based upon acts or omissions of the Sub-Adviser, including, but not limited to, a failure of the Sub-Adviser to provide accurate and current information with respect to any records maintained by Sub-Adviser; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in this Section 13(g) shall not apply with respect to, and to the extent, any portion of liability that is attributable to Adviser Disabling Conduct.
h.The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

14.Term/Approval/Amendments.
a.This Agreement shall become effective as of the first date written above with respect to a Fund if approved: (i) by a vote of the Board, including a majority of those trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement (the “Independent Trustees”), cast in person (or, if then-permitted by law, rule, or regulatory guidance, virtually) at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding securities (to the extent required under the 1940 Act). This Agreement shall continue in effect with respect to a Fund for an initial period of two years thereafter, and may be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board provided that in such event such renewal and continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person (or, if then-permitted by law, rule, or regulatory guidance, virtually) at a meeting called for the purpose of voting on such approval.
b.No material amendment to this Agreement shall be effective unless the terms thereof have been approved as required by the 1940 Act. The modification of any of the non-material terms of this Agreement may be approved by the vote, cast in person (or, if then-permitted by law, rule, or regulatory guidance, virtually) at a meeting called for such purpose, of a majority of the Independent Trustees.
c.In connection with such renewal or amendment, the Sub-Adviser shall furnish such information as may be reasonably necessary by the Adviser or the Board to evaluate the terms of this Agreement and any amendment thereto.
d.This Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. This Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. This Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.
15.Nonpublic Personal Information. Notwithstanding any provision herein to the contrary, the Sub-Adviser agrees on behalf of itself and its directors, shareholders, officers, and employees (1) to treat confidentially and as proprietary information of the Adviser and the Trust (a) all records and other information relative to each Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Adviser or the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Adviser. Where such written approval is requested by Sub-Adviser, such written approval shall not be unreasonably withheld by the Adviser or the Trust and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities.
16.Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Adviser, now and in the future. The Sub-Adviser further agrees to provide to the Trust, the Trust’s administrator, sub-administrator and/or the Trust’s anti-money laundering compliance officer such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.
17.Notices. Any notice required or permitted to be given by a party to the other parties shall be in writing and shall be deemed to have been given on the date delivered personally or by courier service, or three days after sent by registered or certified mail, postage prepaid, return receipt requested, or on the date sent and confirmed received by facsimile transmission to the other party’s address set forth on the first page of this Agreement, or such other address(es) as may be specified in writing by one party to the other parties.
18.Marks. The parties agree that as between the parties, the name of the Sub-Adviser, and any logo, trademark, service mark, or trade name (collectively, “Sub-Adviser’s Marks”) are the valuable property of the Sub-Adviser. The Sub-Adviser hereby grants the Adviser and the Trust the right to use the Sub-Adviser’s Marks during the term of this Agreement.
The Adviser and the Trust agree that the manner of use of the Sub-Adviser’s Marks shall be subject to Sub-Adviser’s prior approval. The Adviser and Trust will provide for review any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or uses the Sub-Adviser’s Marks so that the Sub-Adviser may review the manner and context in which it is referred to or its marks used, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the 1940 Act or other applicable laws and regulations.
19.Effect of Termination. Upon termination of this Agreement, the Adviser and the Trust shall cease to use the Sub-Adviser’s Marks for the purpose of advertising or for the purpose of generating any revenue or income without the written consent of the Sub-Adviser.
20.Successors. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.
21.Meanings. For the purposes of this Agreement, the terms “vote of a majority of the outstanding voting securities;” “interested persons;” and “assignment” shall have the meaning defined in the 1940 Act or the rules promulgated thereunder; subject, however, to such exemptions as may be granted by the SEC under the 1940 Act or any interpretations of the SEC staff.

22.Entire Agreement and Amendments. This Agreement represents the entire agreement among the parties with regard to the investment management matters described herein and may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto except as otherwise noted herein.
23.Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
24.Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Pennsylvania. The Adviser and Sub-Adviser consent to the jurisdiction of courts, both state or federal, in Delaware County, Pennsylvania, with respect to any dispute under this Agreement.
25.Section Headings. The headings of sections contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.
26.Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
WITNESS WHEREOF, the parties hereto have this Agreement to be executed by their duly authorized officers on the day and year first written above.

EMPOWERED FUNDS, LLC By: ________ Name: Title: ________	EA SERIES TRUST By: ____________________ Name: ___________________ Title: ____________________
Sequoia Financial Group By: ________ Name: ___________ Title: ___________

SCHEDULE A
to the
INVESTMENT SUB-ADVISORY AGREEMENT
Dated [March __, 2025]
among
Empowered Funds, Sequoia Financial Group, and EA Series Trust
The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance with the following fee schedule:

Sub-Advisory Fee Schedule
CCM Global Equity ETF	17 basis points

VOTE ONLINE 1. Read the proxy statement. 2. Follow the simple instructions.

VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Follow the simple instructions.

VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided
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CCM GLOBAL EQUITY ETF
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 31, 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the CCM Global Equity ETF (the “Fund”), a series of EA Series Trust (the “Trust”), hereby appoints each of Michael Barolsky, Sean Hegarty, and Wesley R. Gray, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on March 31, 2025, at 10:00 a.m. Central Time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any adjournment thereof.
The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO EACH PROPOSAL, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT THEREOF.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable Sign in the box above
Date
Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on March 31, 2025.
The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/CCMG2025

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing ↓
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This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified.
If no specification is made, this proxy shall be voted “FOR” each proposal.
The Board of Trustees has voted in favor of each proposal and recommends that you vote “FOR” each proposal.
TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

1.
To approve a new investment sub-advisory agreement among Empowered Funds, LLC (the “Adviser”), Sequoia Financial Group, LLC, and the Trust, on behalf of the Fund (the “New Investment Sub-Advisory Agreement”). No fee increase will result from approving this proposal; and
	FOR	AGAINST	ABSTAIN

2.
To approve the use of a “manager of managers” structure whereby the Adviser would be able to hire and replace unaffiliated sub-advisers with approval by the Board of Trustees and without shareholder approval.
	FOR	AGAINST	ABSTAIN

3.	To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.

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